WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 56.0%
COMMUNICATION SERVICES - 7.2%
Entertainment - 1.8%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	9,160,000	$9,042,706	(a)
AMC Entertainment Holdings Inc., Secured Notes (5.000% Cash and 6.000% PIK or 10.000% Cash or 12.000% PIK)	10.000%	6/15/26	6,000,000	5,395,200	(a)(b)
Cinemark USA Inc., Senior Notes	5.250%	7/15/28	3,500,000	3,273,305	(a)

Total Entertainment				17,711,211

Interactive Media & Services - 0.7%
Photo Holdings Merger Sub Inc., Senior Secured Notes	8.500%	10/1/26	6,800,000	6,490,056	(a)

Media - 3.6%
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	10,303,000	10,293,006	(a)
Directv Financing LLC/Directv Financing Co-Obligor Inc., Senior Secured Notes	5.875%	8/15/27	11,000,000	10,835,825	(a)
DISH DBS Corp., Senior Secured Notes	5.750%	12/1/28	7,000,000	6,636,875	(a)
Liberty Interactive LLC, Senior Notes	8.250%	2/1/30	7,000,000	6,407,135

Total Media				34,172,841

Wireless Telecommunication Services - 1.1%
CSC Holdings LLC, Senior Notes	5.375%	2/1/28	2,000,000	1,944,640	(a)
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	4,000,000	4,039,480	(a)
CSC Holdings LLC, Senior Notes	5.750%	1/15/30	1,000,000	891,725	(a)
CSC Holdings LLC, Senior Notes	5.000%	11/15/31	5,000,000	4,198,500	(a)

Total Wireless Telecommunication Services				11,074,345

TOTAL COMMUNICATION SERVICES				69,448,453

CONSUMER DISCRETIONARY - 11.8%
Auto Components - 0.2%
Dornoch Debt Merger Sub Inc., Senior Notes	6.625%	10/15/29	2,290,000	1,993,949	(a)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	1

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Automobiles - 1.7%
Mclaren Finance PLC, Senior Secured Notes	7.500%	8/1/26	9,000,000		$8,878,410	(a)
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	8,000,000		7,876,560	(a)

Total Automobiles					16,754,970

Distributors - 0.7%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	4,259,550		4,445,522	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	1,782,801		1,998,796	(a)(b)

Total Distributors					6,444,318

Diversified Consumer Services - 1.2%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	12,000,000		11,903,700	(a)

Hotels, Restaurants & Leisure - 4.2%
Carnival Corp., Senior Notes	6.000%	5/1/29	3,000,000		2,831,010	(a)
Carrols Restaurant Group Inc., Senior Notes	5.875%	7/1/29	3,000,000		2,450,835	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	5,000,000		5,118,350	(a)
Saga PLC, Senior Notes	5.500%	7/15/26	3,000,000	GBP	3,734,050	(c)
Sands China Ltd., Senior Notes	3.100%	3/8/29	3,000,000		2,565,000	(a)
Sizzling Platter LLC/Sizzling Platter Finance Corp., Senior Secured Notes	8.500%	11/28/25	7,000,000		6,484,590	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	5,000,000		4,573,437	(a)
Wheel Bidco Ltd., Senior Secured Notes	6.750%	7/15/26	5,180,000	GBP	6,414,049	(a)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	3,000,000		2,600,835	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	3,500,000		3,047,205	(a)

Total Hotels, Restaurants & Leisure					39,819,361

Multiline Retail - 0.5%
Macy’s Retail Holdings LLC, Senior Notes	6.125%	3/15/32	1,350,000		1,334,921	(a)
Nordstrom Inc., Senior Notes	5.000%	1/15/44	3,330,000		2,988,675

Total Multiline Retail					4,323,596

See Notes to Schedule of Investments.

2	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Specialty Retail - 3.3%
Bed Bath & Beyond Inc., Senior Notes	5.165%	8/1/44	8,500,000	$6,052,127
Guitar Center Inc., Senior Secured Notes	8.500%	1/15/26	7,500,000	7,664,625	(a)
Michaels Cos. Inc., Senior Notes	7.875%	5/1/29	10,000,000	8,574,950	(a)
Party City Holdings Inc., Senior Secured Notes (6 mo. USD LIBOR + 5.000%)	5.750%	7/15/25	5,000,000	4,519,225	(a)(d)
Rent-A-Center Inc., Senior Notes	6.375%	2/15/29	5,500,000	5,039,733	(a)

Total Specialty Retail				31,850,660

TOTAL CONSUMER DISCRETIONARY				113,090,554

CONSUMER STAPLES - 0.9%
Tobacco - 0.9%
Vector Group Ltd., Senior Notes	10.500%	11/1/26	8,000,000	8,195,920	(a)

ENERGY - 8.5%
Energy Equipment & Services - 0.1%
Weatherford International Ltd., Senior Notes	11.000%	12/1/24	553,000	573,080	(a)

Oil, Gas & Consumable Fuels - 8.4%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	5,400,000	5,338,062	(a)
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	8,115,000	7,810,687	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (6.250% to 2/15/23 then 3 mo. USD LIBOR + 4.028%)	6.250%	2/15/23	7,298,000	6,267,157	(d)(e)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	9,842,000	9,620,555	(d)(e)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	3,000,000	2,900,595
Northern Oil and Gas Inc., Senior Notes	8.125%	3/1/28	1,000,000	1,043,410	(a)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	3

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Oil, Gas & Consumable Fuels - (continued)
Occidental Petroleum Corp., Senior Notes	7.500%	11/1/96	4,610,000	$5,235,070
Penn Virginia Holdings LLC, Senior Notes	9.250%	8/15/26	8,000,000	8,448,400	(a)
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	11/15/22	10,000,000	8,580,000	(d)(e)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	10,000,000	10,167,250	(a)
Strathcona Resources Ltd., Senior Notes	6.875%	8/1/26	5,000,000	5,044,550	(a)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	5,250,000	4,783,249	(a)
YPF SA, Senior Notes	8.500%	7/28/25	6,300,000	5,397,305	(c)

Total Oil, Gas & Consumable Fuels				80,636,290

TOTAL ENERGY				81,209,370

FINANCIALS - 6.8%
Capital Markets - 0.2%
B3 SA - Brasil Bolsa Balcao, Senior Notes	4.125%	9/20/31	2,200,000	1,984,620	(a)

Consumer Finance - 1.6%
Midcap Financial Issuer Trust, Senior Notes	5.625%	1/15/30	7,500,000	6,641,813	(a)
Navient Corp., Senior Notes	5.625%	8/1/33	10,000,000	8,440,350

Total Consumer Finance				15,082,163

Diversified Financial Services - 4.2%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	11,507,570	10,469,587	(a)(b)
Huarong Finance 2017 Co. Ltd., Senior Notes (3 mo. USD LIBOR + 1.325%)	2.287%	7/3/23	1,240,000	1,213,650	(c)(d)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.500%	2/24/23	2,520,000	2,491,650	(c)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.125%	9/30/23	1,210,000	1,173,700	(c)
Hunt Cos. Inc., Senior Secured Notes	5.250%	4/15/29	9,000,000	8,591,400	(a)

See Notes to Schedule of Investments.

4	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Diversified Financial Services - (continued)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	5,400,000	$4,788,531	(a)
TKC Holdings Inc., Senior Notes	10.500%	5/15/29	8,000,000	8,173,240	(a)
VistaJet Malta Finance PLC/XO Management Holding Inc., Senior Notes	6.375%	2/1/30	3,650,000	3,439,030	(a)

Total Diversified Financial Services				40,340,788

Insurance - 0.3%
Highlands Holdings Bond Issuer Ltd./Highlands Holdings Bond Co-Issuer Inc., Senior Secured Notes (7.625% Cash or 8.375% PIK)	7.625%	10/15/25	3,094,427	3,112,421	(a)(b)

Mortgage Real Estate Investment Trusts (REITs) - 0.5%
AFC Gamma Inc., Senior Notes	5.750%	5/1/27	5,000,000	4,904,320	(a)

TOTAL FINANCIALS				65,424,312

HEALTH CARE - 5.3%
Health Care Providers & Services - 3.7%
Akumin Escrow Inc., Senior Secured Notes	7.500%	8/1/28	6,000,000	4,782,210	(a)
CHS/Community Health Systems Inc., Senior Notes	6.875%	4/1/28	20,000,000	18,180,000	(a)
Radiology Partners Inc., Senior Notes	9.250%	2/1/28	7,100,000	7,114,094	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	5,380,000	5,133,058	(a)

Total Health Care Providers & Services				35,209,362

Health Care Technology - 0.2%
Minerva Merger Sub Inc., Senior Notes	6.500%	2/15/30	2,000,000	1,942,760	(a)

Pharmaceuticals - 1.4%
Bausch Health Cos. Inc., Senior Notes	7.000%	1/15/28	5,167,000	4,634,153	(a)
Bausch Health Cos. Inc., Senior Notes	6.250%	2/15/29	5,375,000	4,416,127	(a)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	5

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Pharmaceuticals - (continued)
Par Pharmaceutical Inc., Senior Secured Notes	7.500%	4/1/27	4,000,000		$3,739,280	(a)
Teva Pharmaceutical Finance Co. LLC, Senior Notes	6.150%	2/1/36	389,000		393,693

Total Pharmaceuticals					13,183,253

TOTAL HEALTH CARE					50,335,375

INDUSTRIALS - 7.0%
Aerospace & Defense - 0.9%
TransDigm Inc., Senior Notes	7.500%	3/15/27	1,680,000		1,733,365
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	2,000,000		2,093,820	(a)
Triumph Group Inc., Senior Notes	7.750%	8/15/25	5,000,000		5,042,350

Total Aerospace & Defense					8,869,535

Air Freight & Logistics - 0.0%††
XPO CNW Inc., Senior Notes	6.700%	5/1/34	280,000		287,021

Airlines - 1.2%
American Airlines Inc., Senior Secured Notes	11.750%	7/15/25	10,000,000		11,687,450	(a)

Building Products - 0.7%
Ideal Standard International SA, Senior Secured Notes	6.375%	7/30/26	6,760,000	EUR	6,257,725	(a)

Commercial Services & Supplies - 1.4%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	10,546,000		10,880,835
PECF USS Intermediate Holding III Corp., Senior Notes	8.000%	11/15/29	3,000,000		2,900,850	(a)

Total Commercial Services & Supplies					13,781,685

Electrical Equipment - 0.3%
Vertiv Group Corp., Senior Secured Notes	4.125%	11/15/28	3,000,000		2,741,400	(a)

Machinery - 1.7%
Granite US Holdings Corp., Senior Notes	11.000%	10/1/27	5,000,000		5,280,975	(a)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	11,600,000		9,728,630
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	935,000		938,983

Total Machinery					15,948,588

See Notes to Schedule of Investments.

6	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE

Trading Companies & Distributors - 0.2%
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	3,000,000	CAD	$2,303,724	(a)

Transportation Infrastructure - 0.6%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	6,000,000		5,549,790	(a)

TOTAL INDUSTRIALS					67,426,918

INFORMATION TECHNOLOGY - 2.7%
Communications Equipment - 0.6%
CommScope Inc., Senior Notes	8.250%	3/1/27	6,000,000		5,841,930	(a)

Software - 1.3%
LogMeIn Inc., Senior Secured Notes	5.500%	9/1/27	6,974,000		6,522,294	(a)
Uniquify Inc., Senior Secured Notes	6.000%	6/15/24	5,270,000		5,313,802	(a)

Total Software					11,836,096

Technology Hardware, Storage & Peripherals - 0.8%
Vericast Corp., Senior Secured Notes	11.000%	9/15/26	7,420,000		7,271,600	(a)
Vericast Corp./Harland Clarke/ Checks in the Mail/Valassis Comm/Valassis Direct, Secured Notes	13.000%	10/15/27	590,000		711,687	(a)

Total Technology Hardware, Storage & Peripherals					7,983,287

TOTAL INFORMATION TECHNOLOGY					25,661,313

MATERIALS - 1.2%
Containers & Packaging - 0.7%
Pactiv LLC, Senior Notes	8.375%	4/15/27	6,650,000		6,825,560

Metals & Mining - 0.5%
Mountain Province Diamonds Inc., Secured Notes	8.000%	12/15/22	4,850,000		4,859,894	(a)

TOTAL MATERIALS					11,685,454

REAL ESTATE - 3.7%
Equity Real Estate Investment Trusts (REITs) - 1.4%
GEO Group Inc., Senior Notes	5.875%	10/15/24	5,000,000		4,320,525
GEO Group Inc., Senior Notes	6.000%	4/15/26	6,048,000		4,724,758
Service Properties Trust, Senior Notes	4.500%	3/15/25	5,000,000		4,693,475

Total Equity Real Estate Investment Trusts (REITs)					13,738,758

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	7

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Real Estate Management & Development - 2.3%
China Aoyuan Group Ltd., Senior Secured Notes	6.350%	2/8/24	3,200,000	$504,000	*(c)(f)
China SCE Group Holdings Ltd., Senior Secured Notes	7.375%	4/9/24	3,100,000	1,736,000	(c)
Country Garden Holdings Co. Ltd., Senior Secured Notes	8.000%	1/27/24	3,500,000	3,014,200	(c)
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	8,000,000	8,198,160	(a)
WeWork Cos. LLC/WW Co-Obligor Inc., Senior Notes	5.000%	7/10/25	8,750,000	7,370,125	(a)
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	8.375%	10/30/24	5,550,000	765,900	(c)

Total Real Estate Management & Development				21,588,385

TOTAL REAL ESTATE				35,327,143

UTILITIES - 0.9%
Electric Utilities - 0.9%
Talen Energy Supply LLC, Senior Secured Notes	6.625%	1/15/28	7,000,000	6,522,915	(a)
TransAlta Corp., Senior Notes	6.500%	3/15/40	2,000,000	2,064,270

TOTAL UTILITIES				8,587,185

TOTAL CORPORATE BONDS & NOTES (Cost - $568,333,578)				536,391,997

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - 24.0%
Benchmark Mortgage Trust, 2021-B27 F	2.250%	7/15/54	5,000,000	3,201,530	(a)(d)
Benchmark Mortgage Trust, 2021-B27 G	2.250%	7/15/54	5,000,000	2,911,556	(a)(d)
BSREP Commercial Mortgage Trust, 2021-DC HRR (1 mo. USD LIBOR + 5.500%)	5.897%	8/15/38	18,664,000	18,449,545	(a)(d)
CSMC Trust, 2021-ADV G (1 mo. USD LIBOR + 6.250%)	6.647%	7/15/38	8,350,000	8,314,380	(a)(d)
CSMC Trust, 2021-RPL2 B1	3.445%	1/25/60	6,233,900	4,894,381	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, 2021-MN2 B1 (30 Day Average SOFR + 5.500%)	5.599%	7/25/41	2,500,000	2,410,780	(a)(d)

See Notes to Schedule of Investments.

8	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, 2021-MN2 M2 (30 Day Average SOFR + 3.350%)	3.449%	7/25/41	2,500,000	$2,297,767	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA1 B2 (1 mo. USD LIBOR + 5.250%)	5.707%	1/25/50	2,225,000	2,096,582	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 B2 (1 mo. USD LIBOR + 4.800%)	5.257%	2/25/50	7,250,000	6,677,438	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 B2 (30 Day Average SOFR + 5.650%)	5.749%	12/25/50	5,000,000	4,756,807	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	4.849%	1/25/51	5,500,000	4,822,117	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	6.349%	10/25/33	5,000,000	4,871,766	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA5 B2 (30 Day Average SOFR + 5.500%)	5.599%	1/25/34	6,700,000	6,186,466	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA6 B2 (30 Day Average SOFR + 7.500%)	7.599%	10/25/41	6,590,000	6,276,819	(a)(d)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	9

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	0.969%	8/25/57	9,595,074	$3,964,685	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-HRP1 B2 (1 mo. USD LIBOR + 11.750%)	12.207%	5/25/43	4,793,341	5,180,360	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI2 B	3.809%	5/25/48	7,778,825	7,104,629	(a)(d)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	6.099%	8/25/33	6,000,000	5,747,760	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	10.707%	1/25/29	2,227,223	2,364,213	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	3.857%	10/25/39	4,940,000	4,786,307	(a)(d)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.707%	1/25/40	5,700,000	5,322,687	(a)(d)
FREMF Mortgage Trust, 21K-F117 CS (30 Day Average SOFR + 6.400%)	6.450%	7/25/31	10,300,000	10,492,963	(a)(d)
FRR Re-REMIC Trust, 2018-C1 D720	0.000%	8/27/47	7,920,000	7,572,470	(a)
Great Wolf Trust, 2019-WOLF E (1 mo. USD LIBOR + 2.732%)	3.129%	12/15/36	3,943,000	3,790,441	(a)(d)
GS Mortgage Securities Corp. Trust, 2018-LUAU G (1 mo. USD LIBOR + 4.450%)	4.847%	11/15/32	5,000,000	4,881,862	(a)(d)
GS Mortgage Securities Trust, 2021-ARDN H (1 mo. USD LIBOR + 5.933%)	6.330%	11/15/26	5,000,000	4,927,139	(a)(d)

See Notes to Schedule of Investments.

10	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, 2018-WPT GFX	5.542%	7/5/33	4,000,000	$3,897,554	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.431%	1/16/37	679,203	656,086	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	1,580,000	1,453,267	(a)(d)
JPMorgan Chase Commercial Mortgage Securities Trust, 2021-NYMZ M (1 mo. USD LIBOR + 7.250%)	7.647%	6/15/26	10,000,000	9,900,554	(a)(d)
KIND Trust, 2021-KIND F (1 mo. USD LIBOR + 3.950%)	4.347%	8/15/38	7,500,000	7,394,767	(a)(d)
MBRT, 2019-MBR H1 (1 mo. USD LIBOR + 4.250%)	4.647%	11/15/36	3,000,000	2,939,950	(a)(d)
Med Trust, 2021-MDLN F (1 mo. USD LIBOR + 4.000%)	4.397%	11/15/38	6,590,000	6,460,939	(a)(d)
Mello Warehouse Securitization Trust, 2021-1 G (1 mo. USD LIBOR + 4.375%)	4.832%	2/25/55	2,500,000	2,491,498	(a)(d)
Morgan Stanley Capital I Trust, 2021-L6 F	2.250%	6/15/54	7,195,000	4,305,754	(a)(d)
Motel Trust, 2021-MTL6 H (1 mo. USD LIBOR + 6.000%)	6.397%	9/15/38	5,003,961	5,000,026	(a)(d)
Multifamily CAS Trust, 2019-1 CE (1 mo. USD LIBOR + 8.750%)	9.207%	10/15/49	2,000,000	2,016,005	(a)(d)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	7.957%	3/25/50	2,500,000	2,518,948	(a)(d)
New Residential Mortgage Loan Trust, 2017-2A B5	5.349%	3/25/57	2,819,937	2,761,150	(a)(d)
New Residential Mortgage Loan Trust, 2020-2A B5D	2.702%	10/25/46	5,112,060	4,831,789	(a)(d)
River Haus, 2021 A-2	6.950%	8/15/24	8,500,000	8,505,100	(h)(i)(j)
SMR Mortgage Trust, 2022-IND F (1 mo. Term SOFR + 6.000%)	6.301%	2/15/39	2,401,830	2,382,135	(a)(d)
Soho Trust, 2021-SOHO D	2.697%	8/10/38	7,000,000	5,750,575	(a)(d)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	11

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 4.252%)	4.542%	11/11/34	4,455,441	$4,315,263	(a)(d)
UBS Commercial Mortgage Trust, 2018-NYCH F (1 mo. USD LIBOR + 3.821%)	4.218%	2/15/32	6,000,000	5,808,476	(a)(d)
UBS Commercial Mortgage Trust, 2018-NYCH G (1 mo. USD LIBOR + 4.838%)	5.235%	2/15/32	2,000,000	1,893,099	(a)(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $240,855,870)				229,586,385

SENIOR LOANS - 23.1%
COMMUNICATION SERVICES - 0.8%
Entertainment - 0.8%
Allen Media LLC, Term Loan B (3 mo. USD LIBOR + 5.500%)	5.724%	2/10/27	7,443,143	7,394,763	(d)(k)(l)

CONSUMER DISCRETIONARY - 6.7%
Auto Components - 1.6%
Autokiniton US Holdings Inc., Closing Date Term Loan B (the greater of 3 mo. USD LIBOR or 0.500% + 4.500%)	5.000%	4/6/28	3,980,000	3,933,235	(d)(k)(l)
First Brands Group LLC, 2021 First Lien Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.000%)	6.000%	3/30/27	5,949,925	5,920,175	(d)(k)(l)
First Brands Group LLC, 2021 Second Lien Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 8.500%)	9.500%	3/30/28	5,390,000	5,398,974	(d)(k)(l)

Total Auto Components				15,252,384

Diversified Consumer Services - 0.3%
Adtalem Global Education Inc., Term Loan B (the greater of 1 mo. USD LIBOR or 0.750% + 4.500%)	5.250%	8/12/28	2,584,921	2,579,674	(d)(k)(l)

See Notes to Schedule of Investments.

12	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Hotels, Restaurants & Leisure - 1.6%
ClubCorp. Holdings Inc., First Lien Term Loan B (3 mo. USD LIBOR + 2.750%)	2.953%	9/18/24	7,441,559	$7,087,192	(d)(k)(l)
Equinox Holdings Inc., Term Loan B2 (3 mo. USD LIBOR + 9.000%)	10.006%	3/8/24	1,179,000	1,196,685	(d)(i)(k)(l)
Hornblower Sub LLC, Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 4.500%)	5.500%	4/27/25	7,478,674	6,723,328	(d)(k)(l)

Total Hotels, Restaurants & Leisure				15,007,205

Multiline Retail - 0.6%
Franchise Group Inc., First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.750%)	5.500%	3/10/26	6,077,225	6,077,225	(d)(k)(l)

Specialty Retail - 2.6%
Empire Today LLC, Closing Date Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	4/3/28	2,481,250	2,367,522	(d)(k)(l)
Great Outdoors Group LLC, Term Loan B2 (the greater of 1 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	3/6/28	4,962,500	4,950,863	(d)(k)(l)
Rising Tide Holdings Inc., First Lien Initial Term Loan (the greater of 1 mo. USD LIBOR or 0.750% + 4.750%)	5.500%	6/1/28	6,451,250	6,263,067	(d)(k)(l)
RVR Dealership Holdings LLC, 2022 Term Loan (the greater of 1 mo. Term SOFR or 0.750% + 3.750%)	4.500%	2/8/28	2,970,056	2,841,364	(d)(k)(l)
Spencer Spirit IH LLC, Initial Term Loan (1 mo. USD LIBOR + 6.000%)	6.457%	6/19/26	8,880,325	8,869,224	(d)(k)(l)

Total Specialty Retail				25,292,040

TOTAL CONSUMER DISCRETIONARY				64,208,528

CONSUMER STAPLES - 0.5%
Household Products - 0.5%
Knight Health Holdings LLC, Term Loan B	—	12/23/28	5,000,000	4,575,000	(m)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	13

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
FINANCIALS - 2.5%
Diversified Financial Services - 0.7%
Greystone Select Holdings LLC, Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	6/16/28	3,467,593	$3,467,593	(d)(k)(l)
Resolute Investment Managers Inc., First Lien Term Loan C (the greater of 3 mo. USD LIBOR or 1.000% + 4.250%)	5.250%	4/30/24	3,542,783	3,522,872	(d)(k)(l)

Total Diversified Financial Services				6,990,465

Insurance - 1.8%
Asurion LLC, New Term Loan B4 (1 mo. USD LIBOR + 5.250%)	5.707%	1/20/29	5,000,000	4,895,325	(d)(k)(l)
Asurion LLC, New Term Loan B9 (1 mo. USD LIBOR + 3.250%)	3.707%	7/31/27	6,947,368	6,817,105	(d)(k)(l)
Asurion LLC, Second Lien Term Loan B3 (1 mo. USD LIBOR + 5.250%)	5.707%	1/31/28	5,000,000	4,910,000	(d)(k)(l)

Total Insurance				16,622,430

TOTAL FINANCIALS				23,612,895

HEALTH CARE - 3.5%
Health Care Providers & Services - 2.7%
Cano Health LLC, Converted 2022 Replacement Term Loan (3 mo. Term SOFR + 4.000%)	4.507%	11/23/27	6,930,131	6,838,480	(d)(k)(l)
EyeCare Partners LLC, Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 6.750%)	7.750%	11/15/29	2,570,157	2,568,023	(d)(k)(l)
Global Medical Response Inc., 2020 Term Loan (the greater of 3 mo. LIBOR or 1.000% + 4.250%)	5.250%	10/2/25	4,962,312	4,936,731	(d)(k)(l)

See Notes to Schedule of Investments.

14	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Health Care Providers & Services - (continued)
One Call Corp., First Lien Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 5.500%)	6.250%	4/22/27	6,947,500	$6,530,650	(d)(i)(k)(l)
U.S. Renal Care Inc., First Lien Term Loan B (the greater of 1 mo. USD LIBOR or 0.250% + 5.000%)	5.250%	6/26/26	5,946,642	5,485,778	(d)(k)(l)

Total Health Care Providers & Services				26,359,662

Health Care Technology - 0.8%
FinThrive Software Intermediate Holdings Inc., Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 6.750%)	7.250%	12/17/29	1,200,000	1,185,600	(d)(k)(l)
Virgin Pulse Inc., Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.250%)	8.000%	4/6/29	6,500,000	6,418,750	(d)(k)(l)

Total Health Care Technology				7,604,350

TOTAL HEALTH CARE				33,964,012

INDUSTRIALS - 4.2%
Aerospace & Defense - 1.0%
WP CPP Holdings LLC, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	4/30/25	3,733,037	3,546,385	(d)(k)(l)
WP CPP Holdings LLC, Second Lien Second Amendment Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 7.750%)	8.750%	4/30/26	6,000,000	5,880,000	(d)(i)(k)(l)

Total Aerospace & Defense				9,426,385

Airlines - 0.8%
Mileage Plus Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/21/27	7,000,000	7,286,790	(d)(k)(l)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	15

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE

Commercial Services & Supplies - 1.6%
Brand Industrial Services Inc., Initial Term Loan	5.250% - 5.256%	6/21/24	4,960,938	$4,751,139	(d)(k)(l)
LTR Intermediate Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 4.500%)	5.506%	5/5/28	4,962,562	4,875,718	(d)(k)(l)
Monitronics International Inc., Term Loan (the greater of 1 mo. USD LIBOR or 1.250% + 7.500%)	8.750%	3/29/24	7,544,201	6,220,835	(d)(k)(l)

Total Commercial Services & Supplies				15,847,692

Construction & Engineering - 0.1%
KKR Apple Bidco LLC, Second Lien Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 5.750%)	6.250%	9/21/29	1,000,000	996,410	(d)(k)(l)

Transportation Infrastructure - 0.7%
WWEX Uni Topco Holdings LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.000%)	8.006%	7/26/29	7,000,000	6,903,750	(d)(k)(l)

TOTAL INDUSTRIALS				40,461,027

INFORMATION TECHNOLOGY - 4.4%
IT Services - 1.3%
Redstone Holdco 2 LP, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 4.750%)	5.500%	4/27/28	6,965,000	6,825,700	(d)(k)(l)
Redstone Holdco 2 LP, Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 7.750%)	8.500%	4/27/29	3,050,000	2,807,906	(d)(k)(l)
VT Topco Inc., 2021 Second Lien Term Loan (3 mo. USD LIBOR + 6.750%)	7.756%	7/31/26	2,700,000	2,673,000	(d)(i)(k)(l)

Total IT Services				12,306,606

Software - 3.1%
Cloudera Inc., Second Lien Term Loan (the greater of 1 mo. USD LIBOR or 0.500% + 6.000%)	6.500%	10/8/29	5,000,000	4,937,500	(d)(i)(k)(l)
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.457%	10/16/26	4,962,025	4,933,419	(d)(k)(l)

See Notes to Schedule of Investments.

16	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Software - (continued)
DCert Buyer Inc., Second Lien Initial Term Loan (1 mo. USD LIBOR + 7.000%)	7.457%	2/19/29	500,000	$495,520	(d)(k)(l)
Magenta Buyer LLC, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 5.000%)	5.750%	7/27/28	5,985,000	5,949,090	(d)(k)(l)
Magenta Buyer LLC, Second Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 8.250%)	9.000%	7/27/29	6,500,000	6,459,375	(d)(k)(l)
Particle Investments Sarl, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.500% + 5.250%)	5.750%	2/18/27	1,735,899	1,718,540	(d)(i)(k)(l)
Symplr Software Inc., First Lien Term Loan (3 mo. Term SOFR + 4.500%)	5.251%	12/22/27	4,950,000	4,885,650	(d)(k)(l)

Total Software				29,379,094

TOTAL INFORMATION TECHNOLOGY				41,685,700

MATERIALS - 0.5%
Chemicals - 0.5%
Plastics Management LLC, First Lien Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.000%)	6.000%	8/3/27	4,566,755	4,551,685	(h)(i)(k)(l)
Plastics Management LLC, Secondary Delayed Draw Term Loan	—	8/3/27	425,532	424,128	(h)(i)(m)

TOTAL MATERIALS				4,975,813

TOTAL SENIOR LOANS (Cost - $225,988,427)				220,877,738

			FACE AMOUNT†/ UNITS
ASSET-BACKED SECURITIES - 21.3%
AGL CLO 6 Ltd., 2020-6A ER (3 mo. USD LIBOR + 6.500%)	6.754%	7/20/34	6,990,000	6,747,045	(a)(d)
AIMCO CLO 10 Ltd., 2019-10A ER (3 mo. USD LIBOR + 5.950%)	6.209%	7/22/32	8,000,000	7,723,203	(a)(d)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	17

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Anchorage Capital CLO 3-R Ltd., 2014-3RA E (3 mo. USD LIBOR + 5.500%)	5.778%	1/28/31	3,625,000	$3,554,603	(a)(d)
Ballyrock CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 6.950%)	7.191%	10/15/28	6,300,000	6,331,709	(a)(d)
Barings CLO Ltd., 2020-4A E (3 mo. USD LIBOR + 5.680%)	5.934%	1/20/32	1,090,000	1,022,597	(a)(d)
BlueMountain CLO XXIX Ltd., 2020-29A ER (3 mo. USD LIBOR + 6.860%)	7.118%	7/25/34	7,000,000	6,671,801	(a)(d)
BlueMountain Fuji US Clo II Ltd, 2017-2A D (3 mo. USD LIBOR + 6.150%)	6.404%	10/20/30	5,350,000	5,218,626	(a)(d)
CARLYLE US CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 0.000%)	0.254%	7/20/34	5,000,000	4,674,893	(a)(d)
Cayuga Park CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.000%)	6.241%	7/17/34	1,250,000	1,173,053	(a)(d)
College Avenue Student Loans LLC, 2021-B R	0.000%	6/25/52	17,241	5,558,748	(a)
Credit Suisse European Mortgage Capital Ltd., 2019- 1OTF A (3 mo. USD LIBOR + 2.900%)	3.199%	8/9/24	2,043,700	1,999,103	(a)(d)
Credit Suisse European Mortgage Capital Ltd., 2020- 1OTF A (3 mo. USD LIBOR + 2.900%)	3.114%	8/9/24	1,122,965	1,098,125	(a)
Dryden 95 CLO Ltd., 2021-95A SUB	0.000%	8/20/34	6,870,000	5,779,602	(a)(d)
Elmwood CLO II Ltd., 2019-2A SUB	0.000%	4/20/34	4,600,000	3,992,181	(a)(d)
Fortress Credit BSL XII Ltd., 2021-4A E (3 mo. USD LIBOR + 7.130%)	7.266%	10/15/34	5,000,000	4,696,760	(a)(d)
Goldentree Loan Management US CLO 8 Ltd., 2020-8A FR (3 mo. USD LIBOR + 8.050%)	8.304%	10/20/34	7,000,000	6,415,539	(a)(d)
Greywolf CLO V Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.850%)	6.108%	1/27/31	6,250,000	6,092,075	(a)(d)

See Notes to Schedule of Investments.

18	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Greywolf CLO VI Ltd., 2018-1A D (3 mo. USD LIBOR + 5.750%)	6.017%	4/26/31	3,800,000	$3,685,828	(a)(d)
Hayfin US XIV Ltd., 2021-14A E (3 mo. USD LIBOR + 7.180%)	7.434%	7/20/34	7,000,000	6,498,303	(a)(d)
LCM 29 Ltd., 29A ER (3 mo. USD LIBOR + 6.830%)	7.071%	4/15/31	2,000,000	1,906,284	(a)(d)
LCM 33 Ltd., 33A E (3 mo. USD LIBOR + 6.350%)	6.604%	7/20/34	3,000,000	2,872,384	(a)(d)
Lunar Structured Aircraft Portfolio Notes, 2021-1 C	5.682%	10/15/46	6,713,402	5,642,362	(a)
MACH 1 Cayman Ltd., 2019-1 B	4.335%	10/15/39	868,375	771,332	(a)
Magnetite XXVI Ltd., 2020-26A ER (3 mo. USD LIBOR + 5.950%)	6.208%	7/25/34	6,750,000	6,547,876	(a)(d)
MAPS Trust, 2021-1A C	5.437%	6/15/46	3,455,523	2,631,601	(a)
Marathon CLO XIII Ltd., 2019-1A C (3 mo. USD LIBOR + 4.070%)	4.311%	4/15/32	4,625,000	4,513,233	(a)(d)
National Collegiate Class A-3L Commutation Trust, 2007-4VI O (1 mo. USD LIBOR + 0.850%)	1.307%	3/29/38	28,176,553	6,679,280	(a)(d)
Ocean Trails CLO X, 2020-10A ER (3 mo. USD LIBOR + 7.570%)	7.811%	10/15/34	3,750,000	3,667,695	(a)(d)
Park Avenue Institutional Advisers CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 6.850%)	7.356%	5/15/32	6,950,000	6,594,538	(a)(d)
Rad CLO 1 Ltd., 2018-1A E (3 mo. USD LIBOR + 5.620%)	5.861%	7/15/31	3,000,000	2,947,173	(a)(d)
Riserva CLO Ltd., 2016-3A ERR (3 mo. USD LIBOR + 6.500%)	6.741%	1/18/34	2,450,000	2,319,587	(a)(d)
Riserva CLO Ltd., 2016-3A FRR (3 mo. USD LIBOR + 8.510%)	8.751%	1/18/34	2,500,000	2,361,200	(a)(d)
RR 18 Ltd., 2021-18A D (3 mo. USD LIBOR + 6.250%)	6.491%	10/15/34	7,190,000	6,785,449	(a)(d)
Saratoga Investment Corp. CLO Ltd., 2013-1A (3 mo. USD LIBOR + 10.000%)	10.134%	4/20/33	4,000,000	3,840,364	(a)
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	7,570	3,447,884	(a)
Sound Point CLO XXVI Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.860%)	7.114%	7/20/34	3,700,000	3,588,218	(a)(d)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	19

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†/ UNITS	VALUE
ASSET-BACKED SECURITIES - (continued)
Sunnova Hellios II Issuer LLC, 2018-1A B	7.710%	7/20/48	4,598,982	$4,518,058	(a)
Symphony CLO XVIII Ltd., 2016- 18A ER (3 mo. USD LIBOR + 7.070%)	7.329%	7/23/33	3,000,000	2,930,821	(a)(d)
Symphony CLO XXI Ltd., 2019- 21A ER (3 mo. USD LIBOR + 6.600%)	6.841%	7/15/32	2,800,000	2,657,761	(a)(d)
Symphony CLO XXVIII Ltd., 2021-28A SUB	0.000%	10/23/50	6,045,000	5,671,556	(a)(d)
TCI-Symphony CLO Ltd., 2016-1A ER2 (3 mo. USD LIBOR + 6.750%)	6.994%	10/13/32	3,500,000	3,454,187	(a)(d)
Thrust Engine Leasing, 2021-1A A	4.163%	7/15/40	931,876	873,047	(a)
Venture 43 CLO Ltd., 2021-43A D (3 mo. USD LIBOR + 3.470%)	3.711%	4/15/34	4,000,000	3,967,818	(a)(d)
Voya CLO Ltd., 2018-2A E (3 mo. USD LIBOR + 5.250%)	5.491%	7/15/31	6,750,000	6,181,880	(a)(d)
Voya CLO Ltd., 2021-1A E (3 mo. USD LIBOR + 6.350%)	6.591%	7/15/34	2,250,000	2,189,379	(a)(d)
Wellfleet CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 6.750%)	7.004%	10/20/29	3,287,000	3,176,745	(a)(d)
Whitebox CLO II Ltd., 2020-2A ER (3 mo. USD LIBOR + 7.100%)	7.359%	10/24/34	2,175,000	2,114,131	(a)(d)
Wind River CLO Ltd., 2021-4A E3 (3 mo. USD LIBOR + 8.250%)	8.466%	1/20/35	3,000,000	2,957,981	(a)(d)
Wind River CLO Ltd., 2021-4A F (3 mo. USD LIBOR + 6.260%)	6.476%	1/20/35	2,450,000	2,098,833	(a)(d)
Zais CLO 17 Ltd., 2021-17A E (3 mo. USD LIBOR + 8.250%)	8.411%	10/20/33	6,000,000	5,479,493	(a)(d)

TOTAL ASSET-BACKED SECURITIES (Cost - $212,738,509)				204,321,944

See Notes to Schedule of Investments.

20	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
SOVEREIGN BONDS - 4.9%
Argentina - 1.2%
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	5,100,000		$4,593,621	(a)
Ciudad Autonoma De Buenos Aires, Senior Notes	7.500%	6/1/27	2,000,000		1,801,420	(c)
Provincia de Cordoba, Senior Notes, Step bond (5.000% to 6/10/22 then 6.875%)	5.000%	12/10/25	6,500,000		5,097,950	(a)

Total Argentina					11,492,991

Dominican Republic - 0.3%
Dominican Republic International Bond, Senior Notes	6.000%	2/22/33	2,600,000		2,547,376	(a)

Ecuador - 0.5%
Ecuador Government International Bond, Senior Notes	0.000%	7/31/30	5,593,000		3,125,145	(a)
Ecuador Government International Bond, Senior Notes, Step bond (5.000% to 7/31/22 then 5.500%)	5.000%	7/31/30	1,609,000		1,351,576	(a)

Total Ecuador					4,476,721

Gabon - 0.2%
Gabon Government International Bond, Senior Notes	7.000%	11/24/31	1,540,000		1,483,544	(a)

Ghana - 0.5%
Ghana Government International Bond, Senior Notes	7.875%	3/26/27	3,200,000		2,496,659	(a)
Ghana Treasury Note, Bonds	18.500%	10/3/22	19,020,000	GHS	2,558,566

Total Ghana					5,055,225

Kenya - 0.3%
Republic of Kenya Government International Bond, Senior Notes	6.300%	1/23/34	3,200,000		2,760,000	(a)

Russia - 0.0%††
Russian Federal Bond - OFZ	7.700%	3/23/33	239,730,000	RUB	147,526	*(f)

Supranational - 1.5%
International Bank for Reconstruction & Development, Senior Notes	8.250%	6/14/23	1,660,000,000	KZT	3,426,642
International Finance Corp., Senior Notes	15.250%	7/8/22	100,000,000	UAH	2,907,604	(h)(i)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	21

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Supranational - (continued)
International Finance Corp., Senior Notes	11.000%	11/14/22	37,000,000,000	UZS	$3,174,917
International Finance Corp., Senior Notes	6.140%	6/3/24	225,000,000	UYU	5,265,977

Total Supranational					14,775,140

Turkey - 0.3%
Turkiye Ihracat Kredi Bankasi AS, Senior Notes	5.750%	7/6/26	3,200,000		2,938,320	(a)

Ukraine - 0.1%
Ukraine Government International Bond, Senior Notes	6.876%	5/21/29	3,000,000		1,269,426	(a)

TOTAL SOVEREIGN BONDS (Cost - $55,915,294)					46,946,269

			SHARES
CONVERTIBLE PREFERRED STOCKS - 3.4%
ENERGY - 3.4%
Oil, Gas & Consumable Fuels - 3.4%
MPLX LP	8.462%		501,254		18,546,398	(h)(i)
Targa Resources Corp., Non Voting Shares	9.500%		12,500		13,494,109

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $31,144,219)					32,040,507

PREFERRED STOCKS - 2.5%
ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
Crestwood Equity Partners LP	9.250%		750,000		7,200,000

FINANCIALS - 1.7%
Capital Markets - 1.2%
B Riley Financial Inc.	6.500%		383,800		9,794,576
Prospect Capital Corp.	5.350%		100,000		2,041,000

Total Capital Markets					11,835,576

Mortgage Real Estate Investment Trusts (REITs) - 0.5%
Granite Point Mortgage Trust Inc., Non Voting Shares (SOFR + 5.830%)	7.000%		200,000		4,832,000	(d)

TOTAL FINANCIALS					16,667,576

TOTAL PREFERRED STOCKS (Cost - $24,503,166)					23,867,576

See Notes to Schedule of Investments.

22	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d) (Percentages shown based on Fund net assets)	March 31, 2022

SECURITY		RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONVERTIBLE BONDS & NOTES - 1.1%
COMMUNICATION SERVICES - 0.3%
Media - 0.3%
Liberty Interactive LLC, Senior Notes		4.000%	11/15/29	5,023,605	$3,416,051

FINANCIALS - 0.8%
Mortgage Real Estate Investment Trusts (REITs) - 0.8%
Granite Point Mortgage Trust Inc., Senior Notes		6.375%	10/1/23	7,554,000	7,554,000

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $11,441,826)					10,970,051

	COUNTERPARTY	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.0%††
OTC PURCHASED OPTIONS - 0.0%††
U.S. Dollar/ Japanese Yen, Put @ 116.00JPY	Morgan Stanley & Co. Inc.	6/23/22	5,908,669	5,908,669	24,442
U.S. Dollar/ Japanese Yen, Put @ 113.00JPY	Morgan Stanley & Co. Inc.	9/21/22	5,908,669	5,908,669	33,335

TOTAL PURCHASED OPTIONS (Cost - $63,601)					57,777

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,370,984,490)					1,305,060,244

		RATE		SHARES
SHORT-TERM INVESTMENTS - 1.4%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $13,155,561)		0.195%		13,155,561	13,155,561	(n)

TOTAL INVESTMENTS - 137.7% (Cost - $1,384,140,051)					1,318,215,805
Liabilities in Excess of Other Assets - (37.7)%					(360,881,642)

TOTAL NET ASSETS - 100.0%					$957,334,163

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	23

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2022

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	The coupon payment on this security is currently in default as of March 31, 2022.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(i)	Security is valued using significant unobservable inputs (Note 1).

(j)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2022, the Fund held TBA securities with a total cost of $8,491,593.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of March 31, 2022. The interest rate for fully unfunded term loans is to be determined.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At March 31, 2022, the total market value of investments in Affiliated Companies was $13,155,561 and the cost was $13,155,561 (Note 2).

See Notes to Schedule of Investments.

24	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2022

Abbreviation(s) used in this schedule:

CAD	— Canadian Dollar
CAS	— Connecticut Avenue Securities
CLO	— Collateralized Loan Obligation
EUR	— Euro
GBP	— British Pound
GHS	— Ghanaian Cedi
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)
PIK	— Payment-In-Kind
REMIC	— Real Estate Mortgage Investment Conduit
Re-REMIC	— Resecuritization of Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
UAH	— Ukrainian Hryvnia
USD	— United States Dollar
UYU	— Uruguayan Peso
UZS	— Uzbekistani Som

SCHEDULE OF WRITTEN OPTIONS

EXCHANGE-TRADED WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	NOTIONAL AMOUNT	VALUE
U.S. Treasury 10-Year Notes Futures, Call	4/22/22	$122.50	55	$55,000	$(58,437)
U.S. Treasury 10-Year Notes Futures, Call	4/22/22	124.00	110	110,000	(42,969)

TOTAL EXCHANGE-TRADED WRITTEN OPTIONS (Premiums received - $112,293)					$(101,406)

At March 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	308	12/22	$75,889,697	$74,951,800	$(937,897)
90-Day Eurodollar	1,479	12/23	363,796,639	358,546,575	(5,250,064)
U.S. Treasury Ultra 10-Year Notes	33	6/22	4,618,079	4,470,469	(147,610)
U.S. Treasury Ultra Long- Term Bonds	24	6/22	4,350,073	4,251,000	(99,073)

					(6,434,644)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	25

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2022

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 5-Year Notes	417	6/22	$48,776,046	$47,824,688	$951,358
U.S. Treasury 10-Year Notes	234	6/22	29,652,405	28,752,750	899,655
U.S. Treasury Long-Term Bonds	42	6/22	6,508,012	6,302,625	205,387

					2,056,400

Net unrealized depreciation on open futures contracts					$(4,378,244)

At March 31, 2022, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,430	RUB	145,836	BNP Paribas SA	4/19/22	$(328)
USD	1,437	RUB	123,559	BNP Paribas SA	4/19/22	(53)
EUR	430,000	USD	488,720	Citibank N.A.	4/19/22	(12,769)
RUB	22,580,000	USD	293,928	Citibank N.A.	4/19/22	(21,740)
USD	9,416,251	EUR	8,320,000	Citibank N.A.	4/19/22	207,172
USD	12,198,870	GBP	9,000,000	Citibank N.A.	4/19/22	377,560
USD	2,764	RUB	299,861	Citibank N.A.	4/19/22	(851)
USD	6,889	RUB	592,485	Citibank N.A.	4/19/22	(253)
USD	657	RUB	70,000	Goldman Sachs Group Inc.	4/19/22	(186)
USD	4,151	RUB	425,515	Goldman Sachs Group Inc.	4/19/22	(978)
USD	5,645	RUB	507,320	Goldman Sachs Group Inc.	4/19/22	(471)
USD	6,449	RUB	686,853	Goldman Sachs Group Inc.	4/19/22	(1,830)
USD	6,919	RUB	723,030	Goldman Sachs Group Inc.	4/19/22	(1,797)
USD	6,968	RUB	604,481	Goldman Sachs Group Inc.	4/19/22	(319)
USD	6,968	RUB	599,255	Goldman Sachs Group Inc.	4/19/22	(256)
USD	14,123	RUB	1,528,838	Goldman Sachs Group Inc.	4/19/22	(4,306)
USD	14,126	RUB	1,193,649	Goldman Sachs Group Inc.	4/19/22	(263)
USD	21,784	RUB	2,320,000	Goldman Sachs Group Inc.	4/19/22	(6,182)
USD	25,846	RUB	2,778,429	Goldman Sachs Group Inc.	4/19/22	(7,646)
USD	50,590	RUB	5,345,449	Goldman Sachs Group Inc.	4/19/22	(13,846)
USD	43,956	AUD	60,000	JPMorgan Chase & Co.	4/19/22	(952)
USD	2,920	RUB	316,837	JPMorgan Chase & Co.	4/19/22	(899)
USD	5,845	RUB	587,390	JPMorgan Chase & Co.	4/19/22	(1,236)
JPY	256,636,000	USD	2,127,121	Morgan Stanley & Co. Inc.	4/19/22	(18,295)
USD	2,593,015	CAD	3,300,000	Morgan Stanley & Co. Inc.	4/19/22	(46,442)
USD	247,266	GBP	180,000	Morgan Stanley & Co. Inc.	4/19/22	10,840

See Notes to Schedule of Investments.

26	Western Asset Diversified Income Fund 2022 Quarterly Report

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2022

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	850,831	JPY	102,440,000	Morgan Stanley & Co. Inc.	6/27/22	$7,238
USD	685,409	JPY	82,162,000	Morgan Stanley & Co. Inc.	9/26/22	5,687

Total						$466,599

Abbreviation(s) used in this table:

AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
RUB	— Russian Ruble
USD	— United States Dollar

At March 31, 2022, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	NOTIONAL AMOUNT*	TERMINATION DATE	PAYMENTS MADE BY THE FUND†	PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
	$12,890,000	11/18/23	3.970%**	CPURNSA**	$(47,529)	$400,435
	12,890,000	11/18/26	CPURNSA**	3.370%**	127,470	(476,373)
	14,650,000	11/20/26	1.520% annually	Daily SOFR Compound annually	(25,136)	343,622

Total	$40,430,000				$54,805	$267,684

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2022[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Ford Motor Co., 4.346%, due 12/8/26	$4,320,000	6/20/26	2.095%	5.000% quarterly	$481,895	$529,486	$(47,591)

See Notes to Schedule of Investments.

Western Asset Diversified Income Fund 2022 Quarterly Report	27

WESTERN ASSET DIVERSIFIED INCOME FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2022

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2022[3]	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
General Motors Co., 4.875%, due 10/2/23	$4,320,000	6/20/26	1.510%	5.000% quarterly	$(590,610)	$(711,656)	$121,046

1

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

**	One time payment made at termination date.

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

28	Western Asset Diversified Income Fund 2022 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees has authorized the issuance of an unlimited amount of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board of Trustees may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board of Trustees may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board of Trustees has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit

29

Notes to Schedule of Investments (unaudited) (continued)

risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

30

Notes to Schedule of Investments (unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

31

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Corporate Bonds & Notes	—	$536,391,997	—	$536,391,997
Collateralized Mortgage
Obligations	—	221,081,285	$8,505,100	229,586,385
Senior Loans:
Consumer Discretionary	—	63,011,843	1,196,685	64,208,528
Health Care	—	27,433,362	6,530,650	33,964,012
Industrials	—	34,581,027	5,880,000	40,461,027
Information Technology	—	32,356,660	9,329,040	41,685,700
Materials	—	—	4,975,813	4,975,813
Other Senior Loans	—	35,582,658	—	35,582,658
Asset-Backed Securities	—	204,321,944	—	204,321,944
Sovereign Bonds	—	44,038,665	2,907,604	46,946,269
Convertible Preferred Stocks:
Energy	—	13,494,109	18,546,398	32,040,507
Preferred Stocks	$23,867,576	—	—	23,867,576
Convertible Bonds & Notes	—	10,970,051	—	10,970,051
Purchased Options	—	57,777	—	57,777

Total Long-Term Investments	23,867,576	1,223,321,378	57,871,290	1,305,060,244

Short-Term Investments†	13,155,561	—	—	13,155,561

Total Investments	$37,023,137	$1,223,321,378	$57,871,290	$1,318,215,805

Other Financial Instruments:
Futures Contracts††	$2,056,400	—	—	$2,056,400
Forward Foreign Currency Contracts††	—	$608,497	—	608,497
Centrally Cleared Interest Rate Swaps††	—	744,057	—	744,057
Centrally Cleared Credit Default Swaps on Corporate Issues - Buy Protection††	—	121,046	—	121,046

Total Other Financial Instruments	$2,056,400	$1,473,600	—	$3,530,000

Total	$39,079,537	$1,224,794,978	$57,871,290	$1,321,745,805

32

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$101,406	—	—	$101,406
Futures Contracts††	6,434,644	—	—	6,434,644
Forward Foreign Currency
Contracts††	—	$141,898	—	141,898
Centrally Cleared Interest
Rate Swaps††	—	476,373	—	476,373
Centrally Cleared Credit Default Swaps on Corporate Issues - Sell Protection††	—	47,591	—	47,591

Total	$6,536,050	$665,862	—	$7,201,912

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2021	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Collateralized Mortgage Obligations	$8,501,065	$1,766	—	$2,269	—
Senior Loans:
Consumer
Discretionary	3,657,228	(2,036)	$(74)	(81,661)	—
Consumer Staples	4,725,000	—	—	(150,000)	—
Financials	8,589,053	727	80	(143,705)	—
Health Care	6,443,125	725	—	(25,100)	—
Industrials	8,905,635	—	—	49,252	—
Information
Technology	7,726,000	1,501	1,007	(118,008)	—
Materials	4,910,500	2,081	(656)	71,600	$1,478,192
Asset-Backed Securities	1,072,881	187	164	30,773	—
Sovereign Bonds:
Supranational	3,682,580	(47,101)	—	(727,875)	—
Convertible Preferred Stocks:
Energy	17,794,517	—	—	751,881	—

Total	$76,007,584	$(42,150)	$521	$(340,574)	$1,478,192

33

Notes to Schedule of Investments (unaudited) (continued)

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2022	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2022[1]
Collateralized Mortgage Obligations	—	—	—	$8,505,100	$2,269
Senior Loans:
Consumer Discretionary	$(9,250)	—	$(2,367,522)	1,196,685	(7,439)
Consumer Staples	—	—	(4,575,000)	—	—
Financials	(13,282)	—	(8,432,873)	—	—
Health Care	—	$6,530,650	(6,418,750)	6,530,650	—
Industrials	(8,954,887)	5,880,000	—	5,880,000	—
Information
Technology	—	1,718,540	—	9,329,040	(118,008)
Materials	(1,485,904)	—	—	4,975,813	57,758
Asset-Backed Securities	(5,880)	—	(1,098,125)	—	—
Sovereign Bonds:
Supranational	—	—	—	2,907,604	(727,875)
Convertible Preferred Stocks:
Energy	—	—	—	18,546,398	751,881

Total	$(10,469,203)	$14,129,190	$(22,892,270)	$57,871,290	$(41,414)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership

34

Notes to Schedule of Investments (unaudited) (continued)

or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended March 31, 2022. The following transactions were effected in such company for the period ended March 31, 2022.

	Affiliate Value at December 31, 2021	Purchased		Sold

		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$44,173,390	$71,548,091	71,548,091	$102,565,920	102,565,920

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$1,846	—	$13,155,561

35